Exhibit 10.5

SIXTH AMENDING AGREEMENT

BETWEEN:

ACCELERIZE INC.

- AND -

BEEDIE INVESTMENTS LIMITED

dated as of May 1 , 2019

SIXTH AMENDING AGREEMENT

This Sixth Amending Agreement is made effective as of the 1st day of May, 2019 between:

ACCELERIZE INC.
as Borrower

(the "Borrower")

and

BEEDIE INVESTMENTS LIMITED
as Lender

(the "Lender")

WHEREAS the Borrower and the Lender have entered into a credit agreement dated as of January 25, 2018 (the “Original Credit Agreement”), as amended by a first amending agreement (the “First Amending Agreement”) dated as of May 31, 2018, a second amending agreement (the “Second Amending Agreement”) dated as of June 13, 2018, a third amending agreement (the “Third Amending Agreement”) dated as of August 31, 2018, a fourth amending agreement (the “Fourth Amending Agreement”) dated as of January 23, 2019 and a fifth amending agreement (the “Fifth Amending Agreement”) dated as of March 1, 2019 (collectively, the "Credit Agreement");

AND WHEREAS the parties have agreed to enter into this sixth amending agreement (the "Sixth Amending Agreement") to amend the Credit Agreement as provided for herein (the Credit Agreement as amended by this Sixth Amending Agreement is referred to as the "Amended Credit Agreement");

NOW THEREFORE in consideration of the payment of the sum of one dollar ($1.00) by each of the parties hereto to the others and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree with each other as follows:

1.	Amendments to Credit Agreement

1.1	The Credit Agreement is hereby amended as of the date that the conditions precedent in Section 3 herein have been satisfied or waived by the Lenders (the "Effective Date") as follows:

(a)	The following is added to the definitions in Section 1.1 of the Credit Agreement and shall constitute a “Subsequent Tranche” under the Credit Agreement:

“‘Fourth Tranche’ means the principal amount of US $400,000.”

(b)	Section 6.2(a) of the Credit Agreement is waived in respect of the Advance of the Fourth Tranche; provided that such waiver shall not be construed as a permanent waiver of such Section.

(c)	Sections 6.2(b), 6.2(d) and 7.1(x) of the Credit Agreement are waived in respect of the Advance of the Fourth Tranche to the extent only that:

(i)

a Default or Event of Default has occurred and is continuing as a result of the Borrower being in breach of Section 8.4(c) (Minimum Liquidity) of the Credit Agreement prior to the making of such Advance; and

(ii)	a Default or Event of Default has occurred and is continuing as a result of the March Default (as defined in Section 2.1(a)) existing for the month of March 2019;

provided that such waivers shall not be construed as a permanent waiver of such Section 8.4(c) or of Section 8.4(f) of the Credit Agreement, and Section 8.4(c) shall apply with full force and effect after such Advance is made and Section 8.4(f) shall apply with full force and effect in respect of all periods other than the month of March 2019.

(d)

The Lender irrevocably waives its right to receive the Warrant to purchase 400,000 Common Shares which would otherwise be required to be issued by the Borrower to the Lender on a pro rata basis as the Advance of the Fourth Tranche is made.

2.	Certification

2.1	The Borrower confirms to and agrees with the Lender that:

(a)

each of the representations and warranties made in the Amended Credit Agreement is true and correct (except (i) as disclosed in Section 1.1(c) above in respect of Section 8.4(c) of the Credit Agreement, (ii) for failure to comply with the covenant set forth in Section 8.4(f) (Secured Debt to MRR) for the month of March 2019 which constitutes an Event of Default under Section 9.1(b) (the “March Default”), and (iii) for any other qualifications to representations and warranties disclosed to the Lender and consented to in writing by the Lender in its sole discretion), and provided however that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date); and

(b)

except as disclosed in Section 1.1(c) above in respect of Section 8.4(c) of the Credit Agreement and for the March Default, no Default or Event of Default under the Amended Credit Agreement has occurred which is continuing.

3.	Conditions Precedent

3.1	This Sixth Amending Agreement shall become effective at such time as:

(a)	the Lender shall have received this Sixth Amending Agreement, duly executed and delivered by the Borrower;

(b)

the Borrower shall in respect of the preparation, execution and delivery of this Sixth Amending Agreement have paid all fees, costs and expenses of the kind referred to in Section 10.11 of the Credit Agreement;

(c)	no event or circumstance shall have occurred that in the opinion of the Lender would reasonably be expected to have a Material Adverse Effect;

(d)	except as disclosed in Section 1.1(c) above in respect of Section 8.4(c) of the Credit Agreement and for the March Default, no Default or Event of Default shall have occurred and be continuing;

(e)

SaaS shall have consented in writing to the entry by the Borrower and the Lender into this Sixth Amending Agreement pursuant to the last sentence of Section 5(c) of the SaaS Intercreditor Agreement; and

(f)	receipt of all required regulatory, securities and/or third party consents and/or approvals in respect of this Sixth Amending Agreement, if any, in form, and on terms, satisfactory to the Lender.

3.2	The terms and conditions of this Section 3 are inserted for the sole benefit of the Lender and may be waived by the Lender in whole or in part without terms and conditions.

4.	Miscellaneous

4.1	All capitalized terms used but not otherwise defined herein shall have the meanings respectively ascribed thereto in the Amended Credit Agreement.

4.2

The Credit Agreement and all covenants, terms and provisions thereof, as amended by this Sixth Amending Agreement, shall be and continue to be in full force and effect and is hereby ratified and confirmed.

4.3

This Sixth Amending Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and such counterparts together shall constitute one and the same Sixth Amending Agreement. For the purposes of this Section, the delivery of a facsimile copy or pdf emailed copy of an executed counterpart of this Sixth Amending Agreement shall be deemed to be valid execution and delivery of this Sixth Amending Agreement, but the party delivering a facsimile copy or pdf emailed copy shall deliver an original copy of this Sixth Amending Agreement as soon as possible after delivering the facsimile copy or pdf emailed copy.

4.4

This Sixth Amending Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable in British Columbia. Each party to this Sixth Amending Agreement hereby irrevocably and unconditionally attorns to the non-exclusive jurisdiction of the courts of British Columbia and California and all courts competent to hear appeals therefrom.

4.5	This Sixth Amending Agreement shall enure to the benefit of and be binding upon the Borrower and the Lender and their respective successors and assigns.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF the parties hereto have executed this Sixth Amending Agreement as of the day and year first written above.

ACCELERIZE INC., as Borrower

By:	/s/ Brian Ross
Name: Brian Ross
Title: CEO

BEEDIE INVESTMENTS LIMITED, as Lender

By:	/s/ Ryan Beedie
Name: Ryan Beedie
Title: President

A-1

CONSENT AND AGREEMENT OF GUARANTOR

The undersigned unlimited guarantor of the Obligations of the Borrower to the Lender does hereby consent and agree to the Borrower entering into this Sixth Amending Agreement.

Dated as of the 1st day of May, 2019.

CAKE MARKETING UK LTD.

By:	/s/ Brian Ross
Name: Brian Ross
Title: CEO

B-1

CONSENT OF SAAS CAPITAL FUNDING II, LLC

Reference is made to the Subordination Agreement (Debt and Security Interest) dated January 25, 2018, as amended by a First Amendment to Subordination Agreement dated August 31, 2018 and a Second Amendment to Subordination Agreement dated March 1, 2019 (collectively, the “SaaS Intercreditor Agreement”) made between Beedie Investments Limited (“Beedie”) and SaaS Capital Funding II, LLC (“SaaS”), and consented and agreed to by Accelerize Inc. the “Borrower”) and Cake Marketing UK Ltd. (the “Guarantor”).

Pursuant to the last sentence of Section 5(c) of the SaaS Intercreditor Agreement; the undersigned does hereby consent and agree to Beedie, the Borrower and the Guarantor entering into the Sixth Amending Agreement to which this consent is attached.

Dated as of the 1st day of May, 2019.

SAAS CAPITAL FUNDING II, LLC

By:	/s/ Todd Gardner
Name: Todd Gardner
Title: President